UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 8, 2023

Standard BioTools Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34180	77-0513190
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Tower Place, Suite 2000
South San Francisco, California 94080
(Address of Principal Executive Offices) (Zip Code)

(650) 266-6000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	LAB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
On August 8, 2023, Standard BioTools Inc. issued a press release which included information with respect to certain financial results for the three months ended June 30, 2023. The press release is attached hereto as Exhibit 99.1.
The information set forth in the press release, except for the information set forth under the heading “Second Quarter and First Half 2023 Financial Highlights Compared to 2022” and under the heading “About Standard BioTools Inc.,” together with the forward-looking statement disclaimer, is incorporated by reference into this Item 2.02 of this Current Report on Form 8-K.
Item 7.01. Regulation FD Disclosure.
The information set forth under the heading “Second Quarter and First Half 2023 Financial Highlights Compared to 2022” and under the heading “About Standard BioTools Inc.,” together with the forward-looking statement disclaimer, is incorporated by reference into this Item 7.01 of this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
99.1	Press release issued by Standard BioTools Inc., dated August 8, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

The information in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that Section and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 8, 2023	STANDARD BIOTOOLS INC.

	By:	/s/ Jeffrey Black
	Name:	Jeffrey Black
	Title:	Chief Financial Officer